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                           MFS(R) MUNICIPAL BOND FUND
                          MFS(R) MUNICIPAL INCOME FUND
                     MFS(R) MUNICIPAL LIMITED MATURITY FUND

                      Supplement to Each Current Prospectus

The description of portfolio managers under the "Management of the Fund" section of each prospectus is hereby restated as follows:

Effective March 23, 2000, Geoffrey L. Schechter and Michael L. Dawson are the portfolio managers for the above referenced Funds. Mr. Schechter, a Vice President of the Adviser, has been a portfolio manager of the MFS Municipal Bond Fund since March, 1998, the MFS Municipal Limited Maturity Fund since January 14, 2000 and MFS Municipal Income Fund since March 23, 2000. Mr. Schechter has been employed in the investment management area of the Adviser since June, 1993. Mr. Dawson, a Vice President of the Adviser, became a portfolio manager of each Fund referenced above on March 23, 2000. Mr. Dawson has been employed in the investment management area of the Adviser since September, 1998. Mr. Dawson was employed as a sales representative in the Institutional Sales Group at Fidelity Capital Markets from March, 1997 to May, 1998. From January, 1993 to March, 1997, Goldman Sachs & Co. employed Mr. Dawson in the Institutional Sales - Fixed Income Division.

                 The date of this Supplement is March 30, 2000.